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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 14, 2000
                                                        -----------------

                                 JUST TOYS, INC.
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               (Exact Name of Registrant as Specified in Charter)



          Delaware                            0-20612                    13-3677074
(State or Other Jurisdiction of       (Commission File Number)         (I.R.S. Employer
        Incorporation)                                               Identification Number)


               20 Livingstone Avenue
               Dobbs Ferry, New York                      10522
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     (Address of Principal Executive Offices)          (Zip Code)




Registrant's telephone number, including area code (914) 674-8697
                                                   --------------



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Item 4. Changes in Registrant's Certifying Accountant.

         On February 9, 2000, the Registrant replaced Ernst & Young LLP ("E&Y") as its principal independent accountants and engaged Edward Isaacs & Company LLP ("Isaacs") as its new principal independent accountants to audit the Registrant's financial statements. The decision to change accountants was recommended and unanimously approved by the audit committee of the board of directors of the Registrant.

         The reports of E&Y on the Registrant's financial statement for the past two fiscal years did not contain an adverse opinion or disclaimer of opinion and neither statement was qualified or modified as to uncertainty, audit scope or accounting principles. During the Registrant's two most recent fiscal years ended December 31, 1998 and 1997, and the subsequent interim period preceding the replacement of E&Y, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of E&Y, would have caused it to make reference to the subject matter of the disagreements in their report. There were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K with respect to the Registrant during the Registrant's two most recent fiscal years and the subsequent interim period preceding the replacement of E&Y.



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits

                  Exhibit           Description
                  -------           -----------
                  16.1              Letter of E&Y dated February 14, 2000 to the
                                    Securities and Exchange Commission.


                                        2

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 JUST TOYS, INC.


February 14, 2000                                By: /s/ JERRY CARROLL
                                                     ------------------
                                                     Chief Operating Officer


                                        3

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                                  Exhibit Index

Exhibit                             Description
-------                             -----------
   16.1                             Letter of E&Y dated February 14, 2000 to the
                                    Securities and Exchange Commission